Exhibit 10.69
SECOND AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS
THIS SECOND AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Second Amendment”) is made as of the 31st day of October, 2019, by and between KBSII REIT ACQUISITION I, LLC, a Delaware limited liability company (the “100-200 Seller”), and KBSII REIT ACQUISITION II, LLC, a Delaware limited liability company (the “300-600 Seller”, and collectively with 100-200 Seller, each, a “Seller”, and collectively, “Seller”), and 100-600 Campus Drive, LLC, a New Jersey limited liability company (“Buyer”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:
RECITALS
A.Seller and Buyer are parties to that certain Membership Interest Purchase and Sale Agreement and Escrow Instructions dated as of October 22, 2019, as amended by that certain First Amendment to Membership Interest Purchase and Sale Agreement and Escrow Instructions dated as of October 30, 2019 (as amended, the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.
B.Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this Second Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:
1.Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.
2.Decrease in Purchase Price. Notwithstanding anything to the contrary in the Purchase Agreement (including, without limitation, Section 3.1 thereof), the Purchase Price shall be, and hereby is, decreased from Three Hundred Twenty-Million and 00/100 Dollars ($320,000,000.00) to Three Hundred Eleven Million and 00/100 Dollars ($311,000,000.00).
3.Closing Date Extension. Notwithstanding anything to the contrary in the Purchase Agreement, Buyer may extend the Closing Date to January 16, 2020, provided that on or prior to December 2, 2019, Buyer delivers to Seller written notice of Buyer's intention to extend the Closing Date and Buyer deposits with Escrow Holder concurrently with such written notice an additional deposit, in cash or current funds, in the amount of One Million Dollars ($1,000,000.00)(the "First Extension Deposit"), and if such extension right is exercised by Buyer as provided above, Buyer may further extend the Closing Date to January 31, 2020, provided that on or prior to December 31, 2019, Buyer delivers to Seller written notice of Buyer's intention to extend the Closing Date and Buyer deposits with Escrow Holder concurrently with such written notice an additional deposit, in cash or current funds, in the amount of One Million Dollars ($1,000,000.00)(the "Second Extension Deposit", and together with the First Extension Deposit, the “Extension Deposit”). The Extension Deposit, once made, shall be credited at the Close of Escrow towards the Purchase Price and will be treated as part of the Deposit.
4.New and Pending Leases (Buyer’s Responsibility). Schedule 1-1 attached to the Purchase Agreement shall be, and hereby is, deleted and Schedule 1-1 attached hereto is hereby inserted in its place.
5.List of Leases. Exhibit C-1 attached to the Purchase Agreement shall be, and hereby is, deleted and Exhibit C-1 attached hereto is hereby inserted in its place.
6.Escrow Holder. Section 1.1(d) of the Purchase Agreement shall be, and hereby is, deleted in its entirety and the following paragraph shall be substituted in its place:
“(d)Escrow Holder. The escrow holder shall be Riverside Abstract, whose address is 3839 Flatlands Avenue, Suite 208, Brooklyn, New York 11234, Attn: Shaul C. Greenwald, Esq.; Telephone: (718) 252-4200; E-Mail: sgreenwald@rsabstract.com.”
7.Notices. The notice address for the Escrow Holder in Section 15.1 of the Purchase Agreement shall be, and hereby is, deleted in its entirety and the following notice address shall be substituted in its place:
“Riverside Abstract
3839 Flatlands Avenue, Suite 208
Brooklyn, New York 11234,
Attn: Shaul C. Greenwald, Esq.
Telephone: (718) 252-4200;
E-Mail: sgreenwald@rsabstract.com”
8.Form of Operating Agreement Amendment and Name Change.
(a)In accordance with the terms and provisions of Section 6.1(b) of the Purchase Agreement, the form of Operating Agreement Amendment agreed to by Seller and Buyer shall be the form of Operating Agreement Amendment attached hereto as Exhibit A.
(b)Within five (5) business day after the Closing, Buyer agrees to file with the Secretary of State of the State of Delaware and the Treasurer of the State of New Jersey the appropriate documents required to change the name of the Company to the name referenced in the Operating Agreement Amendment delivered at Closing (which name may not include the words “KBS”, “Koll” “Bren” or “Schreiber”). In the event Buyer fails to file the required documents within one (1) business day as provided above, Seller shall automatically be appointed as Buyer’s attorney-in-fact for the sole purpose of filing such documents on behalf of Buyer. The terms and provisions of this Section 8(b) shall survive the Closing.
9.Intentionally Omitted.
10.Effectiveness of Agreement. Except as modified by this Second Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.

11.Counterparts. This Second Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.
12.Telecopied/Emailed Signatures. A counterpart of this Second Amendment that is signed by one party to this Second Amendment and telecopied/emailed to the other party to this Second Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Second Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Second Amendment.
13.Successors and Assigns. All of the terms and conditions of this Second Amendment shall apply to benefit and bind the successors and assigns of the respective parties.
IN WITNESS WHEREOF, Seller and Buyer have entered into this Second Amendment as of the date first above stated.
[SIGNATURES ON NEXT PAGE]

SELLER

KBSII REIT ACQUISITION I, LLC, a Delaware limited liability company

By:	KBS REIT PROPERTIES II, LLC, a Delaware limited liability company, it sole membership

	By:	KBS LIMITED PARTNERSHIP II, a Delaware limited partnership, its sole member

		By:	KBS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its general partner

			By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer

KBSII REIT ACQUISITION II, LLC, a Delaware limited liability company

By:	KBS REIT PROPERTIES II, LLC, a Delaware limited liability company, it sole membership

	By:	KBS LIMITED PARTNERSHIP II, a Delaware limited partnership, its sole member

		By:	KBS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its general partner

			By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer

BUYER
100-600 CAMPUS DRIVE, LLC.
a New Jersey limited liability company
By: /s/ Shaya Prager
Name: Shaya Prager
Its: _____________________________

AGREED TO THIS 31th DAY OF OCTOBER, 2019
AS TO THE PROVISIONS IN THE PURCHASE AGREEMENT (AS AMENDED)
RELATING TO ESCROW HOLDER:
RIVERSIDE ABSTRACT
By: /s/ Authorized Signatory
Its: CFO

BY ITS SIGNATURE HERO, COMMONWEALTH LAND TITLE INSURANCE
COMPANY ACKNOWLEDGES AND AGREES IT SHALL NO LONGER SERVE AS THE
ESCROW HOLDER UNDER THE PURCHASE AGREEMENT (AS AMENDED):
COMMONWEALTH LAND TITLE INSURANCE COMPANY
By: _________________________
Its: __________________________

EXHIBIT A
Form of Operating Agreement Amendment
(Attached)

8

FIRST AMENDMENT TO
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT OF
[KBSII 100-200 CAMPUS DRIVE, LLC][KBSII 300-600 CAMPUS DRIVE, LLC]
This First Amendment to Amended and Restated Limited Liability Company Agreement of [KBSII 100-200 Campus Drive, LLC][KBSII 300-600 Campus Drive, LLC] (this “Amendment”) is entered into as of ____________, 2019 (the “Effective Date”), by [_____________________], a [______] limited liability company, as the sole member (the “Member”) of the Company (defined below).
R E C I T A L S
A.[KBSII 100-200 Campus Drive, LLC][KBSII 300-600 Campus Drive, LLC] is a Delaware limited liability company (the “Company”).
B.The Company is governed pursuant to that certain Amended and Restated Limited Liability Company Agreement of the Company dated [March 26, 2018][July 9, 2013] (the “Original Agreement”) entered into by [KBSII REIT Acquisition I, LLC] [KBSII REIT Acquisition II, LLC] (the “Original Member”).
C.Pursuant to a certain Assignment and Assumption of Interests, dated [_________], between Original Member, as assignor, and Member, as assignee, Original Member assigned to Member 100% of Original Member’s ownership interest in the Company.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants set forth in the Original Agreement and this Amendment and further good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members agree as follows:
1.Definitions. All initially capitalized terms used, but not defined or otherwise cross-referenced, in this Amendment shall have the same meaning that such terms have in the Original Agreement. The Original Agreement is hereby modified such that any term defined therein which is defined or otherwise cross-referenced in this Amendment shall have the meaning set forth in this Amendment.
2.Amendment to Original Agreement.
(a)Name. Section 1 of the Original Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following words:
“3. Name.

9

The name of the Company is [____________________________________][Name may not include “KBS”, “Koll” “Bren” or “Schreiber”].”
(b)Registered Office. Section 3 of the Original Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following words:
“3. Registered Office.
The address of the registered office of the Company in the State of Delaware is [____________________________________].”
(c)Registered Agent. Section 4 of the Original Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following words:
“4. Registered Agent. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is [_______________________________].”
(d)Members. Section 5 of the Original Agreement is hereby amended by deleting therefrom the name and address of the Original Member and replacing it as follows:

Name: [_____________]	Address: [__________] [__________]
3.Ratification. Except as expressly modified by this Amendment, the Original Agreement shall remain in full force and effect and is hereby ratified and confirmed by the Member.
4.Execution. This Amendment may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts together constitute but one and the same agreement. Further, facsimile or electronic (e.g., .pdf format) copies of signatures shall be considered originals for purposes of binding the parties hereto.
[Remainder of page left blank; signatures follow.]

10

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.
MEMBER:
[INSERT SIGNATURE BLOCK]
[AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF _____________________]

EXHIBIT C-1
List of Leases
(Attached)

List of Leases
100 Campus Drive
Cablevision Lightpath-NJ, Inc.
Building Access Telecommunications Lease – Wire Line – Fiber Optic dated July 1, 2008
Jersey Central Power & Light
Revocable License Agreement dated __, 2008
Amendment to Revocable License Agreement dated September 25, 2018
Reinsurance Management, Inc.; 7,188 sf, suite 101
Lease Agreement dated September ___, 1995
First Amendment to Lease dated July 28, 1997
Second Amendment to Lease dated February 21, 2002
Third Amendment to Lease dated January 2, 2003
Fourth Amendment to Lease dated October 19, 2006
Assignment and Assumption of Lease dated July 1, 2012
Guaranty of Lease Dated July 1, 2012
Fifth Amendment to Lease dated July 16, 2012
Sixth Amendment to Lease dated October 16, 2017
Coldwell Banker Real Estate Services LLC d/b/a Coldwell Banker Residential Brokerage; 9,420 sf, suite 102
Lease Agreement dated October 17, 2016
Guaranty of Lease dated October 17, 2016
Lease Commencement Letter dated January 25, 2017
Bright Horizons Children’s Centers LLC; 2,482 sf, suite 104
Lease Agreement dated July 9, 2001
First Amendment of Lease dated May 2, 2011
Guaranty dated May 2, 2011
Second Amendment of Lease dated March 24, 2016
Fidia Pharma USA Inc.; 9,488 sf; suite 105
Lease Agreement dated February 27, 2017
Lease Commencement Letter dated July 17, 2017
Raich Ende Malter & Co., LLP; 7,829 sf, suite 106
Lease Agreement dated May 28, 2013
Lease Commencement Letter dated September 10, 2013
CBRE, Inc; 4,398 sf, suite 109
Lease Agreement dated April 27, 2011
First Amendment of Lease dated August 11, 2015
Steward Partners Global Advisory, LLC; 8,818 sf, suite 110
Lease Agreement dated December 21, 2018
Lease Commencement Letter dated June 17, 2019

Clausen Miller P.C.; 2,644 sf, suite 112
Lease Agreement dated February 4, 2013
Lease Commencement Letter dated April 17, 2013
First Amendment to Lease dated June 22, 2018
Dartcor Food Service; 1,982 sf, suite 113
Food Service Agreement dated September 9, 2008
First Amendment to Food Service Agreement dated June 6, 2016
Second Amendment to Food Service Agreement dated September 1, 2016
Third Amendment to Food Service Agreement dated July 1, 2017
Boyar & Suozzo, P.A.; 1,977 sf, suite 116
Lease Agreement dated March 10, 2014
Lease Commencement Letter dated June 26, 2014
First Amendment dated February 14, 2019
Hisamitsu America, Inc.; 4,526 sf; suite 117
Lease Agreement dated September 17, 2007
Commencement Date Letter dated November 29, 2007
Assignment and Assumption of Lease dated April 1, 2010
First Amendment of Lease dated November 29, 2012
Assignment and Assumption of Lease dated November 29, 2012
Second Amendment of Lease dated June 28, 2017
Conduent Incorporated; 32,865 sf (suite 200), 17,644 sf (suite 201), 6,175 sf (suite 340), 23,332 sf (suite 310) – total 80,016 sf
Lease Agreement dated October 13, 2016
First Amendment to Lease dated June 23, 2017
License Agreement dated July 12, 2017
Lease Commencement Letter dated February 15, 2017
Lease Commencement Letter for First Amendment space dated January 8, 2018
Second Amendment to Lease dated February 15, 2018
Amendment to License Agreement dated February 15, 2018
Third Amendment to Lease dated June 4, 2018
Lease Commencement Letter for Second Amendment space dated July 5, 2018
Lease Commencement Letter for Third Amendment space dated November 2, 2018
License Agreement dated February 20, 2019 (for suite 110)
Logical Design Solutions, Inc.; 13,807 sf; suite 205
Lease Agreement dated May 13, 2015
Waiver and Consent dated November 30, 2015
Lease Commencement Letter dated January 4, 2016
First Amendment of Lease dated June 27, 2019
Cellectar Biosciences, Inc.; 3,983 sf, suite 207
Lease Agreement dated June 4, 2018
Lease Commencement Letter dated October 25, 2018

Jacobs Levy Equity Management, Inc.; 22,983 sf (suite 211) and 2,368 sf (B4)
Lease Agreement dated July 17, 2001
Commencement Date Letter dated November 17, 2006
First License Agreement Amendment dated September 1, 2007
First Amendment to Lease dated April 3, 2010
Second Amendment to Lease dated September 2, 2014
The Weisscom Group LTD. D/B/A W2O Group; 24,956 sf; suite 300
Lease Agreement dated December 26, 2017
Merrill Lynch, Pierce, Fenner & Smith, Inc.; 50,518 sf (suite 350), 4,075 sf (suite 108), 644 sf (suite 114), 59 sf (suite 360), 750 sf (B2) - total 56,046 sf
Lease Agreement dated March 9, 1991
First Amendment to Lease dated October 29, 1993
Second Amendment to Lease dated February 27, 1995
Lease Subordination, Non-Disturbance and Attornment Agreement dated September 29, 1995
Third Amendment to Lease dated June 15, 1996
Executive Office Lease dated September, 1996
Fourth Amendment to Lease dated June 9, 1999
Fifth Amendment to Lease dated July 18, 2000
Sublease dated February 28, 2008
Consent to Sublease dated February 28, 2008
Sixth Amendment to Lease dated October, 27, 2010
License Agreement for Storage Space dated April 11, 2011
Seventh Amendment to Lease dated April 24, 2013
Eighth Amendment to Lease dated September 5, 2014
First Amendment to License Agreement dated October 13, 2014
Subordination, Nondisturbance and Attornment Agreement dated March 5, 2015
Wiss & Company, LLP; 41,513 sf, suite 400
Lease Agreement dated May 13, 2019
Unified Physician Management, LLC
Lease dated July 18, 2019
200 Campus Drive
Lightower Fiber Networks II, LLC
Telecommunications License Agreement dated June 8, 2017
Dartcor Food Service
Food Service Agreement dated January 31, 2011
First Amendment to Food Service Agreement dated June 6, 2016
Second Amendment to Food Service Agreement dated September 1, 2016
Third Amendment to Food Service Agreement dated July 1, 2017
Ameriprise Holdings, Inc.; 12,134 sf; suite 150

Lease Subordination, Non-Disturbance and Attornment Agreement dated March 17, 2011
Lease Agreement dated March 18, 2011
First Amendment of Lease dated November 21, 2016
Robert W. Baird & Co. Incorporated; 3,832 sf, suite 170
Lease Agreement dated May 25, 2017
Lease Commencement Letter dated September 22, 2017
Wells Fargo Clearing Services, LLC, F/K/A Wells Fargo Advisors, LLC, D/B/A Wells Fargo Advisors; 16,199 sf (suite 200), 3,103 sf (suite 165), 2,720 sf (suite 220), 3,050 sf (suite 221), 5,398 sf (suite 225) – total 30,470 sf
Lease Agreement dated February 16, 2016
Base Rent Credit Notice dated March 5, 2018
Subordination, Nondisturbance and Attornment Agreement dated March 17, 2016
First Amendment to Lease dated April 27, 2018
Newsome O’Donnell, LLC; 6,604 sf; suite 205
Lease Agreement dated July __, 2012
Clyde & Co US LLP; 21,962 sf; suite 300
Lease Agreement dated August 26, 2010
Subordination, Non-Disturbance and Attornment Agreement dated August 26, 2010
Lease Commencement Letter dated December 28, 2010
Caremark, L.L.C.; 27,346 sf (suite 310), 6,733 sf (suite 311) – total 34,079 sf
Lease Agreement dated July 18, 2013
Memorandum of Lease dated July 18, 2013
Reimbursement Agreement dated July 18, 2013
Amendment of Office Lease Agreement dated January 23, 2014
Subordination, Non-Disturbance and Attornment Agreement dated July 25, 2013
Wilson Elser Moskowitz Edelman & Dicker, LLP; 48,255 sf; suite 400
Lease Agreement dated June 30, 2010
Leonardo DRS, Inc.; 7,786 sf, suite 410
Lease Agreement dated February 15, 2019
Lease Commencement Letter dated June 6, 2019
NASS Enterprises LLC, D/B/A The Goddard School; 8,253 sf; suite 100
Guaranty of Lease dated March 20, 2015
Lease Agreement dated March 25, 2015
Lease Commencement Letter dated August 26, 2016
Cablevision
Telecommunications License Agreement dated April 13, 2016

300 Campus Drive
Shionogi Inc.; 5,889 sf( suite 110), 11,000 sf (suite 200), 12,790 sf (suite 210), 2,566 sf (suite 220), 25,527 sf (suite 300) – total 57,772 sf
Guaranty of Lease dated November 26, 2010
Lease Agreement dated November 29, 2010
Subordination, Non-Disturbance and Attornment Agreement dated November 29, 2010
First Amendment of Lease dated December 22, 2015
Amendment to Guaranty of Lease dated February 24, 2016
Morgan Stanley Smith Barney Financing LLC; 4,636 sf (suite 120), 5,083 sf (suite 111), 27,152 sf (suite 400) – total 36,871 sf
Lease Agreement dated July 19, 2000
First Amendment to lease dated April 16, 2008
Second Amendment to lease dated November 18, 2008
Assignment and Assumption of Leases dated May 31, 2009
Amendment of Lease dated December 24, 2014
Acknowledgement of Cost of Work dated February 15, 2015
Commencement Letter dated June 9, 2015
Amendment of Lease dated June 27, 2017
Documents from the 400 Building but part of the same lease at 300:
Agreement of Lease dated March 18, 1998
First Amendment to lease dated February 2, 1999
Second Amendment to lease dated April 16, 2008
Third Amendment to lease dated November 18, 2008
400 Campus Drive
PricewaterhouseCoopers, LLP; 47,797 sf (suite 400), 17,821 sf (suite 100), 23,297 sf (suite 120), 45,445 sf (suite 200), 48,603 sf (suite 300) – total 182,963
Lease Agreement dated December 30, 2014
Subordination, Nondisturbance, and Attornment Agreement dated December 31, 2014
Possession Date letter dated June 18, 2015
First Amendment to Lease dated September 8, 2015
Surrender of Swing Space dated November 1, 2016
Surrender of Swing space dated February 17, 2017
New Cingular Wireless PCS, LLC
Site Access Telecommunications Lease dated March 16, 2006
500 Campus Drive
Dartcor Food Service; 6,673 sf
Food Service Agreement dated October 10, 2008
Letter Agreement dated October 24, 2012
First Amendment to Food Service Agreement dated June 6, 2016
Second Amendment to Food Service Agreement dated September 1, 2016

Third Amendment to Food Service Agreement dated July 1, 2017
UBS Financial Services Inc.; 35,366 sf (suite 200), 8,838 sf (suite 210), 857 sf (suite 220) – total 45,061
Lease Agreement dated September 17, 1998
First Amendment to Lease dated August 5, 2008
Second Amendment to Lease dated June 23, 2011
Third Amendment to Lease dated February 1, 2012
Insperity Support Services L.P.; 16,200 sf; suite 300
Lease Agreement dated March 11, 2014
Amendment of Lease Agreement dated April 17, 2014
Commencement Letter dated June 30, 2014
Bank of America, National Association; 15,877 sf; suite 310
Lease Agreement dated December 4, 2013
First Amendment dated April 17, 2014
Lease Commencement Letter dated October 30, 2014
Second Amendment of Lease dated May 29, 2019
Accenture LLP; 13,762 (suite 320), 9,550 sf (suite 115) – total 23,312 sf
Lease Agreement dated May 5, 2004
First Amendment dated July 12, 2004
Second Amendment of Lease dated November 26, 2014
Lease Commencement Letter for Second Amendment space dated February 9, 2015
Third Amendment of Lease dated January 31, 2017
Lease Commencement Letter for Third Amendment space dated June 23, 2017
Greenberg Traurig LLP; 47,040 sf (suite 400), 4,302 sf (suite 330) -total 51,342 sf
Lease Agreement dated September 30, 2014
Subordination, Nondisturbance, and Attornment Agreement dated September 30, 2014
First Amendment of Lease Agreement dated September 18, 2015
Omnipoint Communications, Inc.
Site Access and Telecommunications Lease Dated March 1, 2008
Level 3 Communications, LLC
Telecommunications License Agreement dated March 10, 2017
Cablevision Lightpath NJ LLC
Telecommunications License Agreement dated September 25, 2017
600 Campus Drive
Drinker Biddle & Reath LLP; 4,409 sf (suite 100), 26,600 sf (suite 200), 26,870 sf (suite 300) – total 57,879 sf
Lease Agreement dated June 26, 2013
Second Amendment dated January 31, 2003
Third Amendment to Agreement of Lease dated June 26, 2013
Subordination, Non-Disturbance and Attornment Agreement dated June 27, 2013

Lease Commencement Letter dated April 8, 2014
Costar Realty Information, Inc.; 6,049 sf; suite 140
Lease Agreement dated December 1, 2014
Lease Commencement Letter dated December 11, 2014
Endurance Assurance Corporation; 26,996 sf (suite 400), 8,799 sf (suite 130) – total 35,795 sf
Lease Agreement dated November 27, 2013
Lease Commencement Letter dated February 7, 2014
First Amendment to Lease dated October 10, 2018
Subordination Non-Disturbance, and Attornment Agreement dated October 29, 2018 (date recorded)
Lease Commencement Letter dated April 15, 2019

SCHEDULE 1-1
Description of New and Pending Lease Transactions (Buyer’s Responsibility)

Tenant	Lease	Suite	Sq Ft	Leasing Commission	Tenant Improvement Allowance	Legal	Credit Review

United Physicians Management (UPM)	1st Amendment - Expansion	410	5,810	*6.75% Commission -5% to Newmark -2.75% to AY	*$50 psf	Legal cost to negotiate lease.	NA

Jacob’s Levy	New Lease - Tenant relocating to larger space	415	27,465	*6.75% Commission -5% to Newmark -2.75% to AY	*$52.50 psf	Legal cost to negotiate lease.	Credit Review Up to $1,500

*note that some portio of the LC for UPM may shift to the TI.